SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-50469



                       Date of Report: September 22, 2005





                              VERIDIUM CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                             59-3764931
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(State of other jurisdiction of                                   (IRS Employer
incorporation or organization                                Identification No.)


1 Jasper  Street, Paterson, New Jersey                                   07522
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(Address of principal executive offices)                              (Zip Code)


                                 (973) 942-7700
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               (Registrant's telephone number including area code)

Item 5.02         Departure of Directors or Principal Officers;
                  Appointment of Principal Officers

On September 22, 2005 James Green, Dr. Richard Krablin, Dr. Stephen Lewen and James Hanrahan resigned from their positions as members of Veridium's Board of Directors. Mr. Hanrahan had been the Chairman of the Audit Committee of the Board of Directors at the time of their resignation. Mr. Green also resigned from his position as Veridium's President and Chief Executive Officer. Dr. Krablin will remain in his position as Veridium's Chief Compliance Officer.

Kevin Kreisler, the sole remaining Board member, then appointed Kevin Kreisler to serve as President and Chief Executive Officer. Mr. Kreisler has been serving as Veridium's Chairman, and was its Chief Executive Officer prior to February 2005.

The resignations followed discussions in which Mr. Kreisler presented to the Board a proposal to replace Veridium's existing financing arrangements with a new financing arrangement involving GreenShift Corporation, the majority shareholder in Veridium. Mr. Kreisler is the majority shareholder in GreenShift Corporation. The members of the Board other than Mr. Kreisler believed that they would not be capable of evaluating the proposal within the time restraints that Mr. Kreisler advised were necessary. For that reason, they submitted their resignations from the Board.

The resigning members submitted a letter to Mr. Kreisler setting forth the reasons for their resignations. The letter is being filed as an exhibit to this Current Report.

Veridium has provided each of the resigning directors a copy of this Current Report, and offered each of them the opportunity to furnish Veridium a letter stating whether he agrees or disagrees with the statements made by Veridium in this Current Report and, if he disagrees, stating the respects in which he does not agree. Veridium will promptly file, in an amendment to this Current Report, any letter submitted by a resigning director in response to Veridium's offer.



Item 9.01         Financial Statements and Exhibits

Exhibits:

17 Letter dated September 22, 2005 from James Green, Richard Krablin, Stephen Lewen and James Hanrahan to Kevin E. Kreisler.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



VERIDIUM CORPORATION



                    /S/      KEVIN E. KREISLER
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By:                          KEVIN E. KREISLER
                             Chief Executive Officer
Date:                        September 27, 2005